EXHIBIT 99.1

   CONSENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

R. Ray Pate, Jr., President and Chief Executive Officer and Rebecca B. Crunk, Senior Vice President and Chief Financial Officer of NCRIC Group, Inc. (the "Company") each certify in their capacity as an officer of the Company that they have reviewed the annual report of the Company on Form 10-K for the fiscal ended December 31, 2002 and that to the best of their knowledge:

         (1) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

March 31, 2003                        /s/ R. Ray Pate, Jr.
__________________________            _________________________________________
Date                                  President and Chief Executive Officer

March 31, 2003                        /s/ Rebecca B. Crunk
__________________________            _________________________________________
Date                                  Senior Vice President and Chief Financial
                                      Officer